EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED: March 31, 2012

In re: Energy Conversion Devices, Inc.	Case Number: 12-43166

Chapter 11

Judge: Hon. Thomas J. Tucker

Debtor.

Energy Conversion Devices, Inc./

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:

Operating Statement	(Form 2)
Balance Sheet	(Form 3)
Summary of Operations	(Form 4)
Monthly Cash Statement	(Form 5)
Statement of Compensation	(Form 6)
Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases, is in effect; and

(If not, attach a written explanation)	YES ☒ NO ☐

3.	That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases are current.

(If not, attach a written explanation)	YES ☒ NO ☐

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES ☒ NO ☐

5.	All United States Trustee Quarterly fees have been paid and are current.

YES ☒ NO ☐

6.	Have you filed your pre-petition tax returns?

(If not, attach a written explanation)	YES ☒ NO ☐

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: April 23, 2012	Energy Conversion Devices, Inc.
Debtor in Possession

/s/ William C. Andrews
	Title:	William C. Andrews
		Chief Financial Officer	Phone: 248-299-6047

Form 1

OPERATING STATEMENT (P&L)(1)

Period Ending: March 31, 2012

Case No: 12-43166

	Current Month	Total Since Filing
Total Revenue	—	—
Cost of Sales	—	—
GROSS PROFIT	—	—
EXPENSES:
Officer Compensation	$97,083	$145,625
Salary/Wage Expenses	148,376	239,983
Employee Benefits & Pensions	31,375	96,003
Payroll Taxes	18,194	31,007
Other Taxes	7,787	12,218
Rent and Lease Expense	44,714	44,714
Interest Expense	1,292	3,139
Property Insurance	5,595	7,475
Automobile and Truck Expense	—	—
Utilities	18,150	26,118
Depreciation	12,497	19,531
Travel and Entertainment	4,562	10,247
Repairs and Maintenance	1,989	1,989
Advertising	—	—
Supplies	1,637	7,544
Other Specify – Outside Services	48,519	10,966
Other Specify – Restructuring	70,604	72,084

TOTAL EXPENSES	512,374	728,644
OPERATING PROFIT	(512,374)	(728,644)
Add: Non-Operating Income
Total Interest Income	(192,114)	(228,786)
Other Income	(67,225)	(67,225)
Less: Non-Operating Expenses
Professional Fees(2)	454,262	582,512
Other – Income Taxes	—	—

NET INCOME/(LOSS)	$(707,296)	$(1,015,144)

(1)	The operating statement and balance sheet were prepared using accrual accounting.
(2)	Professional fees are estimates.

Form 2

BALANCE SHEET

Period Ending: March 31, 2012

Case No: 12-43166

	Current Month	Prior Month	At Filing
ASSETS:
Cash and Cash Equivalents	$128,093,267	$95,839,905	$$94,740,784
Investments	11,904,993	44,508,566	45,522,223
Inventories, Net	—	—	—
Accounts Receivable – Intercompany – USO	795,485,836	793,191,203	792,147,137
Accounts Receivable – Intercompany – SIT/USO CDN	41,846,740	41,843,090	41,812,183
Secured Notes – Subsidiary	6,719,157	6,719,157	6,719,157
Accounts Receivable Trade – Net	478,174	410,144	457,813
Land and Buildings	1,525,568	1,525,568	1,525,568
Furniture, Fixtures & Equipment	1,496,960	1,496,960	1,496,960
Accumulated Depreciation	(2,582,765)	(2,570,267)	(2,563,233)
Restricted Cash	—	—	—
Prepaid	1,641,584	1,664,332	1,760,717
Deposits + Holdbacks	5,769,009	5,827,009	5,769,009
Investment in Subsidiaries	41,001,047	41,001,047	41,001,047
Other Assets	4,711,339	4,942,387	5,069,863

TOTAL ASSETS	$1,038,090,908	$1,036,399,100	$1,035,459,227

LIABILITIES:
Post-petition Liabilities:
Accounts Payable Trade – Net	170,516	66,247	—
Accounts Payable Intercompany USO LLC	—	—	—
Accounts Payable Intercompany SIT	—	—	—
Lease Payable	—	—	—
Warranty	—	—	—
Other Liabilities	67,884	—	—
Convertible Senior Notes	—	—	—
Accrued Salaries and Wages	33,835	8,061	—
Accrued Taxes	3,350	683	—
Accrued Other	1,467,343	111,146	—

TOTAL Post-petition Liabilities	1,742,929	186,137	—
Secured Liabilities:
Secured Accounts Payable – ECD	—	—	—
Pre-petition Liabilities:
Accounts Payable Trade – Net	757,749	757,749	757,749
Accounts Payable Intercompany USO LLC	—	—	—
Accounts Payable Intercompany SIT	—	—	—
Accounts Payable Unsecured Liabilities	—	—	—
Lease Payable	—	—	—
Warranty	—	—	—
Other Liabilities	2,581,850	2,581,850	2,581,850
Convertible Senior Notes	243,147,473	241,905,353	241,220,038
Accrued Salaries and Wages	168,112	168,112	168,112
Accrued Taxes	91,151	91,151	91,151
Accrued Other	2,533,542	2,896,516	2,533,542

TOTAL Pre-petition Liabilities	249,279,876	248,400,730	247,352,442
TOTAL LIABILITIES	251,022,805	248,586,868	247,352,442
Equity:
Owners Capital	(312,708)	(310,256)	(310,256)
Additional Paid-In-Capital	1,106,438,770	1,106,438,770	1,106,438,770
Retained Earnings – Pre Petition	(318,021,728)	(318,021,728)	(318,021,728)
Retained Earnings – Post Petition + OCI	(1,036,231)	(294,553)	—

TOTAL Equity	787,068,103	787,812,233	788,106,786
TOTAL LIABILITIES AND EQUITY	$1,038,090,908	$1,036,399,100	$1,035,459,227

Form 3

SUMMARY OF OPERATIONS

Period Ended: March 31, 2012

Case No: 12-43166

Schedule of Post-petition Taxes Payable

	Beginning Balance	Accrued/ Withheld	Payments/ Deposits	Ending Balance
Income Taxes Withheld
Federal	—	$59,025.40	$59,025.40	—
State	—	15,507.80	15,507.80	—
Local	—	—	—	—

FICA Withheld	—	18,783.02	18,783.02	—

Employers FICA	—	25,391.37	25,391.37	—

Unemployment Tax	—			—
Federal	—	13.05	13.05	—
State	—	613.21	613.21	—

Sales, Use & Excise Taxes	—	—	—	—

Property Taxes	$1,022.00	$7,937.00	—	$8,959.00

Workers’ Compensation(1)	—	—	—	—

Other	—	—	—	—

TOTALS	$1,022.00	$127,270.85	$119,333.85	$8,959.00

(1)	Fully insured.

AGING OF ACCOUNTS RECEIVABLE

AND POST-PETITION ACCOUNTS PAYABLE

Age in Days	0-30	31-60	Over 60
Post Petition

Accounts Payable	$160,273.80	$10,242.27	$—
Accounts Receivable	$35,238.67	$59,520.31	$383,414.57

For all post-petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization: None

Form 4

MONTHLY CASH STATEMENT

Period Ending: March 31, 2012

Cash Activity Analysis (Cash Basis Only):                                                                  Case No: 12-43166

		General Acct.	Money Market Acct.
A.	Beginning Balance	$3,085,873.36	$92,753,633.70

B.	Receipts (Attach separate schedule)	138,387.71	32,804,319.64

C.	Balance Available (A+B)	3,224,261.07	125,557,953.34

D.	Less Disbursements (Attach separate schedule)	624,460.19	—

E.	ENDING BALANCE (C-D)	$2,599,800.88	$125,557,953.34

ATTENTION: Please enter the TOTAL DISBURSEMENT from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment: $624,460.19

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan

2.	Account Number	816340913

Money Market Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan

2.	Account Number	2908940048

Other monies on hand (specify type and location) i.e., CD’s, bonds, etc.):

UBS Financial Services, Inc., Chicago, IL.—Investment account—CP75515—corporate notes/bonds, paper; and money market funds—$11,567,670.73.

Date: April 23, 2012

Energy Conversion Devices, Inc.
Debtor in Possession

Form 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: March 31, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: Julian Hawkins, President, CEO and Director	Capacity:	☐ Shareholder
☒ Officer
☒ Director
☒ Insider

Detailed Description of Duties:

•	Provides leadership to the business through the restructuring and sale process, focusing on the solar business

•	Serves as a member of the Board of Directors

•	Expand sales through supplier and customer base interaction

Current Compensation Paid:	Weekly	Or	$	Monthly 36,666.67

Current Benefits Paid:	Weekly	Or		Monthly

Health Insurance				$764.60
Life Insurance				$90.00
Accidental Death & Dismemberment Life Insurance				$12.00
Long-Term and Short-Term Disability Insurance				$72.50
Employee Assistance Program				$1.69
Retirement				$—
Company Vehicle				$—
Entertainment (Business meals)				$1,414.47
Travel				$4,241.99
Chinese Visa Application				$255.00
Office Supplies				$644.48
Internet/iPhone/iPad expenses				$35.85
Conference/Seminar fee				$35.00

Total Benefits				$7,567.58

Current Other Payments Paid:	Weekly	Or		Monthly

Rent Paid				$—
Loans				$—
Travel (to/from San Francisco)				$5,178.10
Lodging				$1,725.00
Personal Car Mileage				$267.54

Total Other Payments				$7,170 .64

	Weekly	Or		Monthly

CURRENT TOTAL OF ALL PAYMENTS:				$51,404.89

Dated: April 23, 2012	Julian Hawkins

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: March 31, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Jay B. Knoll, Executive Vice President,	Capacity:	☐ Shareholder
	Chief Restructuring Officer and Director		☒ Officer
☒ Director
☒ Insider

Detailed Description of Duties:

•	Provides leadership to the business through the restructuring, sale and bankruptcy processes

•	Serves as a member of the Board of Directors

•	Leads efforts to identify and implement cost reductions

Current Compensation Paid:	Weekly	Or	$	Monthly 31,250.01

Current Benefits Paid:	Weekly	Or		Monthly

Health Insurance				$849.92
Life Insurance				$84.46
Accidental Death & Dismemberment Insurance				$11.27
Long-Term and Short-Term Disability Insurance				$72.50
Employee Assistance Program				$1.69
Retirement				$—
Company Vehicle				$—
Entertainment				$—
Travel				$179.90
Personal Car Mileage				$106.56
Internet/iPhone/iPad				$25.00

Total Benefits				$1,331.30

Current Other Payments Paid:	Weekly	Or		Monthly

Rent Paid				$—
Loans				$—
Other (Describe)				$—
Other (Describe)				$—
Other (Describe)				$—
Total Other Payments				$—

	Weekly	Or		Monthly

CURRENT TOTAL OF ALL PAYMENTS:				$32,581.31

Dated: April 23, 2012	Jay B. Knoll

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: March 31, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	William C. Andrews, Executive Vice President and CFO	Capacity:	☐ Shareholder
☒ Officer
☐ Director
☒ Insider

Detailed Description of Duties:

•	Provides financial leadership and expertise to support the bankruptcy process

•	Provides leadership and support to the business through the restructuring and sale process

•	Provides oversight to company transition from a public company (SEC, SOX, etc.)

Current Compensation Paid:	Weekly	Or		Monthly
				$29,166.67

Current Benefits Paid:	Weekly	Or		Monthly

Health Insurance				$764.60
Life Insurance				$78.91
Accidental Death & Dismemberment Insurance				$10.53
Long-Term and Short-Term Disability Insurance				$72.50
Employee Assistance Program				$1.69
Retirement				$—
Company Vehicle				$—
Entertainment				$—
Travel				$—
Postage/Freight				$1,557.20
Dues/Subscriptions				$645.00
Office Supplies				$241.68
Personal Car Mileage				$24.98
Internet/iPhone/iPad				$189.48

Total Benefits				$3,586.57

Current Other Payments Paid:	Weekly	Or		Monthly

Rent Paid				$—
Loans				$—
Other (Describe)			$
Other (Describe)			$
Other (Describe)				$—
Total Other Payments				$—

	Weekly	Or		Monthly

CURRENT TOTAL OF ALL PAYMENTS:				$32,753.24

Dated: April 23, 2012	William C. Andrews

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: March 31, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Joseph P. Conroy, Executive Vice President, ECD;	Capacity:	☒ Shareholder
	Senior Vice President, USO Operations		☒ Officer
☐ Director
☒ Insider

Detailed Description of Duties:

•	Provides leadership to all operations and manufacturing related activity (Auburn Hills, Greenville 1&2, Tijuana, China JV and Marcegaglia)

•	Responsible for building new equipment to support the company’s technology efforts

•	Provides leadership to all manufacturing, engineering, quality functions (ensures the production of all manufacturing products)

Current Compensation Paid(1):	Weekly	Or	Monthly
$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$—
Life Insurance			$—
Accidental Death & Dismemberment Insurance			$—
Long-Term and Short-Term Disability Insurance			$—
Employee Assistance Program			$—
Retirement			$—
Company Vehicle			$—
Entertainment			$—
Travel			$—

Total Benefits			$0

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			$—
Loans			$—
Other (Describe)			$—
Other (Describe)			$—
Other (Describe)			$—
Total Other Payments			$—

	Weekly	Or	Monthly
CURRENT TOTAL OF ALL PAYMENTS:
$—

(1)	Mr. Conroy is an officer of Energy Conversion Devices; however, his compensation is paid by United Solar Ovonic LLC.

Dated: April 23, 2012	Joseph P. Conroy

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: March 31, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Joseph A. Avila	Capacity:	☒ Shareholder
☐ Officer
☒ Director
☐ Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid:	Weekly	Or	Monthly
	$—		$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance	$—		$—
Life Insurance	$—		$—
Retirement	$—		$—
Company Vehicle	$—		$—
Entertainment	$—		$—
Travel	$—		$—
Other Benefits	$—		$—
Total Benefits	$—		$—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid	$—		$—
Loans	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Total Other Payments	$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

	$—		$—

Dated: April 23, 2012	Joseph A. Avila

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: March 31, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Alan E. Barton	Capacity:	☒ Shareholder
☐ Officer
☒ Director
☐ Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid:	Weekly	Or	Monthly
	$—		$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance	$—		$—
Life Insurance	$—		$—
Retirement	$—		$—
Company Vehicle	$—		$—
Entertainment	$—		$—
Travel	$—		$—
Other Benefits	$—		$—
Total Benefits	$—		$—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid	$—		$—
Loans	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Total Other Payments	$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

	$—		$—

Dated: April 23, 2012	Alan E. Barton

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: March 31, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Robert I. Frey	Capacity:	☒ Shareholder
☐ Officer
☒ Director
☐ Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid:	Weekly	Or	Monthly
	$—		$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance	$—		$—
Life Insurance	$—		$—
Retirement	$—		$—
Company Vehicle	$—		$—
Entertainment	$—		$—
Travel	$—		$—
Other Benefits	$—		$—
Total Benefits	$—		$—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid	$—		$—
Loans	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Total Other Payments	$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

	$—		$—

Dated: April 23, 2012	Robert I. Frey

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: March 31, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	William J. Ketelhut	Capacity:	☒ Shareholder
☐ Officer
☒ Director
☐ Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid:	Weekly	Or	Monthly
	$—		$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance	$—		$—
Life Insurance	$—		$—
Retirement	$—		$—
Company Vehicle	$—		$—
Entertainment	$—		$—
Travel	$—		$—
Other Benefits	$—		$—
Total Benefits	$—		$—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid	$—		$—
Loans	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Total Other Payments	$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

	$—		$—

Dated: April 23, 2012	William J. Ketelhut

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: March 31, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Stephen Rabinowitz	Capacity:	☒ Shareholder
☐ Officer
☒ Director
☐ Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid:	Weekly	Or	Monthly
	$—		$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance	$—		$—
Life Insurance	$—		$—
Retirement	$—		$—
Company Vehicle	$—		$—
Entertainment	$—		$—
Travel	$—		$—
Other Benefits	$—		$—
Total Benefits	$—		$—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid	$—		$—
Loans	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Total Other Payments	$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

	$—		$—

Dated: April 23, 2012	Stephen Rabinowitz

Form 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: March 31, 2012

Case No: 12-43166

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	George A. Schreiber, Jr.	Capacity:	☒ Shareholder
☐ Officer
☒ Director
☐ Insider

Detailed Description of Duties:

•	reviewing, monitoring, and, where appropriate, approving fundamental financial and business strategies and major actions of the company;

•	assessing major risks facing the company, and reviewing options for their mitigation;

•

ensuring processes are in place for maintaining the integrity and reputation of the company – the integrity of the financial statements, the integrity of compliance with law and ethics and the integrity of relationships with other company stakeholders;

•	oversight of the CEO, including selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

•	oversight of senior management, including providing counsel on the selection, evaluation, development and compensation of senior management.

Current Compensation Paid:	Weekly	Or	Monthly
	$—		$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance	$—		$—
Life Insurance	$—		$—
Retirement	$—		$—
Company Vehicle	$—		$—
Entertainment	$—		$—
Travel	$—		$—
Other Benefits	$—		$—
Total Benefits	$—		$—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid	$—		$—
Loans	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Other (Describe)	$—		$—
Total Other Payments	$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	Or	Monthly

	$—		$—

Dated: April 23, 2012	George A. Schreiber, Jr.

Form 6

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: March 31, 2012

Case No: 12-43166

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Valley Forge Insurance Company	02/01/2013
Workers’ Compensation	American Casualty Company of Reading PA	02/01/2013
General Liability	American Casualty Company of Reading PA	02/01/2013
Property (1st Layer)	Allianz Global Risk US Insurance Company	02/01/2013
Property (2nd Layer)	Lexington Insurance Company	02/01/2013
Automobile Policy	Continental Casualty Company	02/01/2013
Umbrella Policy	Continental Casualty Company	02/01/2013
Foreign Package	Continental Casualty Company	02/01/2013
Special Risk Coverage	Great American Insurance Company	03/18/2013
Directors & Officers	Allied World National Assurance Company	09/30/2012
Directors & Officers	Illinois National Insurance Company	09/30/2012
Directors & Officers	Beazley Insurance Company, Inc. (Lloyd’s of London)	09/30/2012
Employee Practices Liability	Starr Indemnity & Liability Company	09/30/2012
Fiduciary Liability	Starr Indemnity & Liability Company	09/30/2012
Fidelity Bond	Starr Indemnity & Liability Company	09/30/2012
Primary Directors & Officers	Starr Indemnity & Liability Company	09/30/2012
ERISA Bond	Travelers Casualty and Surety Company of America	11/16/2014
Pollution Liability Coverage	Chartis Specialty Insurance	02/01/2014

Form 7